SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                           SEPTEMBER 25, 2001
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                     GLOBAL WATER TECHNOLOGIES, INC.
          -----------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                      0-30917                   84-1148204
---------------               ------------            -------------------
(State or Other               (Commission             (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
 Incorporation)


                       1767 DENVER WEST BOULEVARD
                         GOLDEN, COLORADO 80401
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (303) 215-1100
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)

Item 5.   Other Events
------    ------------

     On September 25, 2001, the Company announced a revised list of risks related to its business.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

     The following exhibit is filed in accordance with the requirements of
Item 601 of Regulation S-K:

     Exhibit No.    Description
     -----------    -----------
     99.1           Risks Related to Our Business


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL WATER TECHNOLOGIES, INC.



Dated: September 25, 2001          By: /s/ GEORGE A. KAST
                                           George A. Kast
                                           President









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